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Exhibit 99.1

STOCKHOLDERS AGREEMENT

        This STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of     •    , 2009, by and among LECG Corporation, a Delaware corporation ("Parent"), and the other parties set forth on the signature pages hereto (each, a "Holder" and collectively, the "Holders").

BACKGROUND

        A.    Parent, Smart Business Holdings Inc., a Delaware corporation (the "Company"), and certain other parties have entered into an Agreement and Plan of Merger dated as of August 17, 2009 (the "Merger Agreement"), which provides for, among other things, (i) the merger of a wholly-owned subsidiary of Parent with and into the Company, with the Company as the surviving corporation (the "First Step Merger"), and (ii) the merger of the Company, as successor to the First Step Merger, with and into a second wholly-owned subsidiary of Parent, with said subsidiary as the surviving entity (together with the First Step Merger, the "Merger").

        B.    Parent and certain of the Holders have entered into a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement"), which provides for, among other things, the issuance by Parent of Series A Convertible Redeemable Preferred Stock of Parent to the Holders (the "Investment").

        C.    The execution and delivery of this Agreement is concurrent with the Merger and the Investment and is a material inducement to the willingness of Parent, the Company and the Holders to consummate the transactions contemplated by the Merger Agreement and the Stock Purchase Agreement.

AGREEMENT

        In consideration of the foregoing and the respective covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS

        1.1    Definitions.    As used in this Agreement, the following terms shall have the following meanings.

          (a)   "Affiliate," when used with reference to any Person, means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such first Person.

          (b)   "beneficial ownership" has the meaning given to such term in Rule 13d-3 under the Exchange Act (and phrases such as "beneficially own" have correlative meanings).

          (c)   "Business Day" means any day on which banks are not required or authorized to be closed in San Francisco, California.

          (d)   "Effective Time" means the time of the consummation of the Merger.

          (e)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (f)    "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by Parent with the SEC.

          (g)   "Parent Capital Stock" means each share of capital stock of Parent.

          (h)   "Parent Common Stock" means the Common Stock, par value $0.001 per share, of Parent.

          (i)    "Parent Preferred Stock" means any series of Preferred Stock of Parent.

          (j)    "Person" means any individual, firm, corporation, partnership, company, limited liability company, division, trust, joint venture, association, governmental authority or other entity or organization.

          (k)   "Prospectus" means any prospectus that forms a part of any Registration Statement.

          (l)    "Register," "registered" and "registration" refers to the registration of a distribution of securities under the Securities Act.

          (m)  "Registrable Securities" means the shares of Parent Common Stock that were issued to the Holders pursuant to the Merger Agreement, including pursuant to indemnifications under Article 7 thereof, or were issued to the Holders upon the conversion of the shares of Parent Preferred Stock purchased by the Holders in the Investment or received by the Holders as dividends on shares of Parent Preferred Stock.

          (n)   "Registration Statement" means any registration statement pursuant to which offers or sales of Registrable Securities may be made.

          (o)   "Rule 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

          (p)   "SEC" means the Securities and Exchange Commission.

          (q)   "Securities Act" means the Securities Act of 1933, as amended

          (r)   "Substantial Amount of Registrable Securities" means an amount of Registrable Securities that would have an anticipated aggregate offering price of greater than $1,000,000, net of any underwriters' discounts or commissions.

          (s)   "Transfer" means any transaction by which a Person directly or indirectly sells, transfers or otherwise disposes of a security or any interest therein.

ARTICLE 2
REGISTRATION RIGHTS

        2.1    Demand Registration for Underwritten Offering.

          (a)   If Parent shall receive, at any time after the date hereof, a written request (a "Demand Request") from the Holders of at least a Substantial Amount of Registrable Securities ("Demand Initiating Holders") that Parent file a Registration Statement under the Securities Act covering the registration of at least a Substantial Amount of Registrable Securities to be sold pursuant to this Section 2.1, then Parent shall, within 20 days after the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations set forth in Section 2.1(b) and 2.1(c), as soon as practicable and in any event within 60 days of receipt of any Demand Request, file such Registration Statement under the Securities Act covering all Registrable Securities which the Holders shall have requested (which request, in order to be effective, shall be in writing and received by Parent within 20 days after the delivery of such notice by Parent) to be registered in such offering.

          (b)   If, pursuant to Section 2.1(a), the Demand Initiating Holders intend to distribute the Registrable Securities covered by the Demand Request by means of a firmly underwritten public offering, they shall so advise Parent as a part of the Demand Request and Parent shall include such information in the notice to Holders detailed in Section 2.1(a). The underwriter or underwriters in connection with any such distribution shall be selected by Parent, which underwriter(s) shall be subject to the approval of a majority in interest of the Demand Initiating Holders (which approval shall not be unreasonably withheld). It is agreed that the Demand Initiating Holders would be reasonable in withholding approval of an underwriter selected by Parent on the grounds that such underwriter is not nationally recognized. The right of any Holder to include such Holder's Registrable Securities in any such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Parent and all Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form (and containing customary indemnification provisions) with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.1, if the managing underwriter advises all Holders of Registrable Securities that would otherwise be included in the underwriting in writing that marketing factors require a limitation of the number of securities to be underwritten, then Parent shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant to this Section 2.1, and the number of Registrable Securities that may be included in such underwriting shall be reduced as required by the managing underwriter and allocated among the Holders (including, without limitation, the Demand Initiating Holders) in proportion (as nearly as practicable) to the number of Registrable Securities theretofore sought to be included therein by each such Holder. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from such registration.

          (c)   Notwithstanding the foregoing, Parent shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1 after Parent has effected two registrations pursuant to this Section 2.1.

        2.2    Piggyback Registrations.

          (a)   Parent shall notify all Holders in writing at least 20 days prior to the filing of any Registration Statement under the Securities Act for purposes of effecting an offering of shares of Common Stock (excluding Registration Statements relating to any registration under Section 2.1 or 2.3 of this Agreement, those relating solely to the sale of securities of participants in any of the equity plans of Parent or its subsidiaries and registrations on Forms S-4 or S-8 or similar or successor forms) ("Registration Notice") and will afford each such Holder an opportunity, subject to the terms and conditions of this Agreement, to include in such Registration Statement the number of Registrable Securities then held by such Holder that such Holder wishes to include in such Registration Statement. Each Holder desiring to include in any such Registration Statement all or any part of the Registrable Securities held by such Holder shall, within 10 days after receipt of the Registration Notice, so notify Parent in writing, and in such notification, inform Parent of the number of Registrable Securities such Holder wishes to include in such Registration Statement. If a Holder decides not to include Registrable Securities in any Registration Statement thereafter filed by Parent, such Holder shall nevertheless continue to have the right to include Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by Parent with respect to offerings of its securities, all upon the terms and conditions set forth herein. Each Holder shall keep confidential and not disclose to any third party (i) its receipt of any Registration Notice and (ii) any information regarding the proposed offering as to which such notice is delivered, except as required by law, regulation or as compelled by subpoena.

          (b)   If a registration pursuant to this Section 2.2 is a firmly underwritten public offering, the right of any such Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Parent and all Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting (including, without limitation, a market stand-off agreement of up to 90 days if required by such underwriters). Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including up to 100% of the Registrable Securities) from the registration and the underwriting, with the number of Registrable Securities, if any, included in the registration and the underwriting being allocated to each of the Holders requesting inclusion of their Registrable Securities in such Registration Statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to Parent and the underwriter(s), delivered at least ten (10) days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are Affiliates of such Holder, shall be deemed to be a single Holder, and any pro rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals deemed, collectively, to be a single Holder.

          (c)   Registration pursuant to this Section 2.2 shall not be deemed to be a demand registration as described in Section 2.1 above. There shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.2.

          (d)   Notwithstanding the foregoing, Parent shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

        2.3    S-3 Registration.

          (a)   In the event Parent shall receive from any Holder or Holders (the "S-3 Initiating Holders") a written request or requests that Parent effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then Parent shall, within 20 days after the receipt thereof, give written notice of such request to all Holders and shall, as soon as practicable and in any event within 60 days of receipt of any such request, file such Registration Statement and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from Parent; provided, however, that Parent shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3:

              (i)  if Form S-3 is not available for such offering by the Holders;

             (ii)  if the Holders propose to sell Registrable Securities at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; or

            (iii)  in any particular jurisdiction in which Parent would be required to qualify to do business or to execute a general consent to service of process solely in order to effect such registration, qualification or compliance.

          (b)   Registration pursuant to this Section 2.3 shall not be deemed to be a demand registration as described in Section 2.1 above. There shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.3.

        2.4    Obligations of Parent.    In connection with any registration contemplated by Article 2, Parent shall use commercially reasonable efforts to:

          (a)   Cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for (i) up to 90 days in the case of a registration pursuant to Section 2.1 and (ii) up to 12 months in the case of a registration pursuant to Section 2.3, or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

          (b)   Prepare and file with the SEC such amendments and supplements to the applicable Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the contemplated distribution of all securities covered by such Registration Statement;

          (c)   Register and qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate, as reasonably requested by any of the selling Holders, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other reasonable action which may be necessary to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided, however, that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process or to become subject to any material tax in any such states or jurisdictions; and, provided, further, that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Holders without reimbursement by Parent, then each selling Holder shall, to the extent required by such jurisdiction, pay its respective pro rata share of such qualification expenses;

          (d)   In connection with a sale of Registrable Securities pursuant to the Registration Statement (assuming that no stop order is in effect with respect to such Registration Statement at the time of such sale), cooperate with the selling Holder and provide the transfer agent for the Registrable Securities with such instructions and legal opinions as may be required in order to facilitate the issuance to the purchaser (or the selling Holder's broker) of new unlegended certificates for such Registrable Securities;

          (e)   If the Registrable Securities are of a class of securities that is listed on a national securities exchange, file copies of any prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the Holders of Registrable Securities benefit from the prospectus delivery procedures described therein;

          (f)    Cooperate with each Holder and each underwriter, if any, participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"), including, if appropriate, the pre-filing of a prospectus as part of a shelf Registration Statement in advance of an underwritten offering;

          (g)   During the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC, including pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act;

          (h)   Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case no later than the effective date of such registration;

          (i)    Comply with the requirements of the Nasdaq Global Select Market or any other relevant exchange for listing the Registrable Securities prior to or concurrent with the effectiveness of the Registration Statement;

          (j)    Provide copies to and permit legal counsel designated by the Holders to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) Business Days prior to their filing with the SEC;

          (k)   Furnish to the Holders of Registrable Securities and their legal counsel by electronic transmission (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by Parent (but not later than three (3) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and each letter written by or on behalf of Parent to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which Parent has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder of Registrable Securities may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement;

          (l)    Use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as reasonable practicable; and

          (m)  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering.

        2.5    Furnish Information.    It shall be a condition precedent to the obligations of Parent to take any action pursuant to Section 2.1, Section 2.2 or Section 2.3 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Parent such information regarding itself and the Registrable Securities held by it as shall be required to effect the registration of such Holder's Registrable Securities. The Parent may exclude from any such registration the Registrable Securities of any Holder who fails to furnish such information within a reasonable time prior to the filing of such Registration Statement, supplemented Prospectus and/or amended Registration Statement. The Parent shall have no obligation with respect to any registration requested pursuant to Section 2.1 or Section 2.3 if, as a result of the application of one or both of the immediately preceding two sentences, the number of shares of Registrable Securities to be included in the registration does not equal or exceed the number of shares required to originally trigger Parent's obligation to initiate such registration as specified in Section 2.1 or Section 2.3, respectively.

        2.6    Expenses of Registration.    All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2.1, 2.2 and 2.3, including without limitation all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Parent, shall be borne by Parent, including the reasonable fees for one (1) counsel for all selling Holders, not to exceed $50,000 with respect to expenses related to any individual registration.

        2.7    Delay of Registration.    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.

        2.8    Suspension Periods.    Notwithstanding anything in this Agreement to the contrary, upon (i) the issuance by the SEC of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to such Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which a Registration Statement filed pursuant to Section 2.1 or Section 2.3 shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the occurrence or existence of any pending corporate development that, in the reasonable discretion of Parent after consultation with outside legal counsel, makes it appropriate to suspend the availability of a Registration Statement filed pursuant to Section 2.1 or Section 2.3 and the related Prospectus, Parent shall (A) in the case of clause (ii) above, as soon as, in the reasonable judgment of Parent, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of Parent or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter, prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being offered and sold thereunder, and, in the case of a post-effective amendment to such Registration Statement, subject to the next sentence, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and (B) give written notice to the selling Holders that the availability of such Registration Statement and Prospectus is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Holder agrees not to offer or sell any Registrable Securities pursuant to such Registration Statement or Prospectus until such Holder has received copies of the supplemented or amended Prospectus provided for in clause (A) above, or has been advised in writing by Parent that such Registration Statement and Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Registration Statement or Prospectus. Parent shall use commercially reasonable efforts to ensure that the use of such Registration Statement and Prospectus may be resumed (x) in the case of clause (i) above, as promptly as is practicable, (y) in the case of clause (ii) above, as soon as, in the reasonable judgment of Parent, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of Parent or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter, and (z) in the case of clause (iii) above, as soon as, in the reasonable discretion of Parent, such suspension is no longer appropriate. Notwithstanding the foregoing, Parent shall not issue more than two (2) Deferral Notices in any 12-month period, and the aggregate number of days during which the availability of such Registration Statement or Prospectus is suspended under the circumstances described in clauses (ii) or (iii) of the first sentence of this Section 2.8 (a "Deferral Period") shall not exceed an aggregate of 120 days for all Deferral Periods in any 12-month period. In order to enforce the covenants of the Holders set forth in this Section 2.8, Parent may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of each Deferral Period.

        2.9    Transfer of Registration Rights.    The registration rights of any Holder under this Agreement may be transferred or assigned to any transferee or assignee of any of the Registrable Securities pursuant to (a) a bona fide gift, provided that the donee shall have agreed, prior to such transfer, to become a party to, and bound by all of the terms and conditions of, this Agreement as a Holder hereunder by duly executing and delivering to Parent an Instrument of Adherence in the form attached as Exhibit A hereto (an "Instrument of Adherence"), (b) any transfer to an Affiliate of such Holder (provided that such Holder represents in writing to Parent that the proposed transferee is an Affiliate of Holder), any member of such Holder's immediate family or to any trust for the direct or indirect benefit of such Holder or the immediate family of such Holder, provided that unless such transferee or assignee is already a party to this Agreement, such transferee or assignee shall have agreed, prior to or concurrent with such transfer or assignment, to become a party to, and bound by all of the terms and conditions of, this Agreement as a Holder hereunder by duly executing and delivering to Parent an Instrument of Adherence, (c) any transfer to any other Holder that is a party to this Agreement, or (d) the prior written consent of Parent.

        2.10    Termination of Registration Rights.    The rights contained in Article 2 shall terminate with respect to a Holder at such time that, in the opinion of Parent's counsel, all Registrable Securities held, or issuable upon conversion of securities then held, by such Holder may be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144.

ARTICLE 3
REPRESENTATIONS, WARRANTIES AND COVENANTS OF HOLDERS

        Each Holder, severally but not jointly, hereby represents, warrants and covenants to Parent as follows:

          (a)   Such Holder shall observe and comply with the Securities Act and any and all other applicable federal or state securities laws, as now in effect and as from time to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, exchange, transfer, pledge or other disposition of Parent Capital Stock.

          (b)   Such Holder has completed such Holder's location of principal residence or place of business in the blank set forth on the signature page hereto and such response is true and correct with respect to such Holder.

          (c)   Such Holder has completed the accredited investor determination form set forth on the signature page hereto, such response is true and correct with respect to such Holder, and unless expressly indicated otherwise on such accredited investor determination form, such Holder is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

ARTICLE 4
INDEMNIFICATION

        4.1    Indemnification by Parent.    Parent shall indemnify each Holder of Registrable Securities with respect to which registration has been effected pursuant to this Agreement, each of such Holder's officers and directors and each person controlling such Holder, against all claims, losses, damages, costs, expenses and liabilities of any nature whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus incident to any such registration, qualification or compliance, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or any state securities law or of any rule or regulation promulgated under the Securities Act or any state securities law applicable to Parent and relating to action or inaction required of Parent in connection with any such registration, and Parent will reimburse each such Holder, each of its officers and directors and each person controlling such Holder for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, except that Parent will not be liable in any such case to the extent that any such claim, loss, damage, cost, expense, liability or action arises out of or is based on any untrue statement or omission concerning such Holder based upon written information furnished to Parent in an instrument duly executed by any Holder and stated to be specifically for use therein; provided, however, that any indemnification by Parent pursuant to the foregoing is subject to the condition that, insofar as any such claim, loss, damage, cost, expense, liability or action arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), any such indemnification by Parent shall not inure to the benefit of any Holder if a copy of the Final Prospectus was furnished to the person or entity asserting the claim, loss, damage, cost, expense, liability or action at or a reasonable time prior to the time such action was required by the Securities Act.

        4.2    Indemnification by the Holders.    Each Holder, severally and not jointly, shall, if Registrable Securities held by or issuable to such Holder are included in the securities to which a registration is being effected, indemnify Parent, each of its directors and officers and each person who controls Parent within the meaning of the Securities Act, and each other Holder, each of such other Holder's officers and directors and each person controlling such other Holder, against all claims, losses, damages, costs, expenses and liabilities of any nature whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or that prospectus incident to any such registration, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the Securities Act or any state securities law or of any rule or regulation promulgated under the Securities Act or any state securities law applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, and each Holder will reimburse Parent, such other Holders, and such directors, officers and other persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, cost, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) concerns the Holder and is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to Parent in an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, any indemnification by each Holder pursuant to the foregoing is subject to the condition that, insofar as any such claim, loss, damage, cost, expense, liability or action arises out of or is based on any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the Final Prospectus, any such indemnification by a Holder shall not inure to the benefit of Parent or any other Holder if a copy of the Final Prospectus was furnished to the person or entity asserting the claim, loss, damage, cost, expense, liability or action at or prior to the time such action was required by the Securities Act. The liability of any Holder under this Section 4.2 shall be limited in respect of any Registration Statement to an amount equal to the aggregate proceeds received in respect of the Registrable Securities sold by such Holder under such Registration Statement.

        4.3    Procedures for Indemnification.    Each party entitled to indemnification under this Article 4 (the "Indemnified Party"), shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense. Failure of the Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Article 4 only to the extent that the failure or delay in giving notice has a material adverse impact on the ability of the Indemnifying Party to defend against such claim. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.

        4.4    Information by Holder.    The Holder or Holders of Registrable Securities included in any registration shall furnish to Parent such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as Parent may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is agreed that such information, together with all financial and other information regarding the Company prior to the Effective Time that is included or incorporated by reference in any Registration Statement, shall be "written information furnished to Parent in an instrument duly executed by a Holder and stated to be specifically for use in such Registration Statement" within the meaning of Sections 4.1 and 4.2.

        4.5    Contribution.    In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (a) any party entitled to indemnification under this Article 4 makes a claim for indemnification pursuant to this Article 4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article 4 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any such party in circumstances for which indemnification is provided under this Article 4; then, and in each such case, Parent and each Holder whose securities were included in the registration in question will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject in such proportion as is appropriate to reflect the relative fault of each such party in connection with the events giving rise to such claims, losses, damages, costs, expenses and liabilities, as well as any other relevant equitable considerations; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        4.6    Survival.    The obligations of Parent and Holders under this Article 4 shall survive until the fifth anniversary of the completion of any offering of Registrable Securities in a Registration Statement, regardless of the expiration of any statutes of limitation (or extensions thereof).

ARTICLE 5
RULE 144

        5.1    Rule 144.    Parent covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if Parent is not required to file such reports, it will, upon the request of any Holder holding shares of Parent Capital Stock issued in connection with the transactions contemplated by the Merger Agreement and the Investment made after the first anniversary of the effective date of the Merger, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Parent Capital Stock issued in connection with the transactions contemplated by the Merger Agreement and the Investment without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon request, Parent will provide to a Holder written certification of its compliance with the provisions of this Section 5.1.

ARTICLE 6
GENERAL PROVISIONS

        6.1    Equitable Adjustments.    In the event of any stock split, reverse stock split, stock dividend, reorganization, reclassification, combination, recapitalization or other like change with respect to Parent Capital Stock occurring after the Effective Time, all references in this Agreement to specified numbers of shares of Parent Capital Stock, and all references to dollar amounts or purchase prices connected with shares of Parent Capital Stock shall be equitably adjusted to the extent necessary to provide the parties the same economic effect as contemplated by this Agreement prior to such stock split, reverse stock split, stock dividend, reorganization, reclassification, combination, recapitalization or other like change.

        6.2    Amendments; Waiver.    No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that (a) a written amendment or waiver signed by Holders beneficially owning a majority of the Parent Capital Stock then beneficially owned by all Holders (calculated on an as-converted to Parent Common Stock basis), and (b) no such amendment or waiver by Parent shall be effective without the approval of the Board of Directors of Parent.

        6.3    Effectiveness; Termination of Agreement.    This Agreement shall become effective concurrently with the Effective Time and shall terminate upon the termination of the rights provided in Article 2 in accordance with Section 2.10; provided, however, that the provisions in Article 4 shall survive in accordance with their terms and the provisions contained in Article 3 and this Article 6 shall survive any such termination.

        6.4    Additional Parties.    One or more additional Persons receiving shares of Parent Common Stock pursuant to the Merger Agreement may become parties to this Agreement after the date hereof; provided that such Person has agreed to become a party to, and to be bound by, all of the terms and conditions of this Agreement by duly executing and delivering to Parent a counterpart signature page to this Agreement or an Instrument of Adherence.

        6.5    Notices.    All notices, deliveries and other communications pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied, by globally recognized express delivery service to the parties at the addresses set forth below or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice, delivery or communication shall be deemed to have been delivered and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of telecopy, on the day that the party giving notice receives electronic confirmation of sending from the sending telecopy machine (provided, however, that if the telecopy is made on a day other than a Business Day or is made after 5:00 p.m. Eastern Time on any day, then delivery and receipt shall be deemed instead to be on the following Business Day), and (c) in the case of a globally recognized express delivery service, on the Business Day that delivery to the addressee is confirmed pursuant to the service's systems:

      (i)    if to Parent, to:

        LECG Corporation
        2000 Powell St, Ste 600
        Emeryville, CA 94608
        Attention: General Counsel & Secretary
        Facsimile No.: (510) 653-9898
        Telephone No.: (510) 985-6700

        with a copy (which shall not constitute notice) to:

        Jones Day, counsel to the Committee of
        the Independent Directors of LECG Corporation
        1755 Embarcadero Road
        Palo Alto, California 94303
        Attention: Robert T. Clarkson
                          Daniel R. Mitz
        Facsimile No.: 650.739.3900
        Telephone No.: 650.739.3939

             (ii)  if to Holders, to the address set forth on such Holder's counterpart signature page to this Agreement or such Holder's Instrument of Adherence, as applicable.

        6.6    Terms Generally; Interpretation.    Except to the extent that the context otherwise requires:

          (a)   when a reference is made in this Agreement to an Article, Section, Subsection, Exhibit, Schedule or Recitals, such reference is to an Article, Section or Subsection of, an Exhibit or Schedule or the Recitals to, this Agreement unless otherwise indicated;

          (b)   the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

          (c)   the words "include," "includes" or "including" (or similar terms) are deemed to be followed by the words "without limitation";

          (d)   the words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

          (e)   any gender-specific reference in this Agreement include all genders;

          (f)    the definitions contained in this Agreement are applicable to the other grammatical forms of such terms;

          (g)   a reference to any legislation or to any provision of any legislation shall include any modification, amendment or re-enactment thereof, any legislative provision substituted therefore and all rules, regulations and statutory instruments issued or related to such legislation.

          (h)   if any action is to be taken by any party hereto pursuant to this Agreement on a day that is not a Business Day, such action shall be taken on the next Business Day following such day;

          (i)    references to a Person are also to its permitted successors and assigns;

          (j)    unless indicated otherwise, mathematical calculations contemplated hereby shall be made to the fifth decimal place, but payments shall be rounded to the nearest whole cent, after aggregating all payments to such party;

          (k)   the parties have participated jointly in the negotiation and drafting hereof; if any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision hereof; no prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction hereof;

          (l)    no parol evidence shall be introduced in the construction or interpretation of this Agreement unless the ambiguity or uncertainty in issue is plainly discernable from a reading of this Agreement without consideration of any extrinsic evidence;

          (m)  although the same or similar subject matters may be addressed in different provisions of this Agreement, the parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content);

          (n)   the doctrine of election of remedies shall not apply in constructing or interpreting the remedies provisions of this Agreement or the equitable power of a court considering this Agreement or any of the transactions contemplated hereby;

          (o)   no failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right; and

          (p)   except as otherwise provided herein all rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

        6.7    Counterparts.    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or by electronic delivery in Adobe Portable Document Format, or a similar electronic format, shall be effective as delivery of a manually executed counterpart of this Agreement.

        6.8    Entire Agreement.    This Agreement, the Merger Agreement and the documents, instruments and other agreements specifically referred to herein or therein or delivered pursuant hereto or thereto, including all exhibits and schedules hereto and thereto, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, term sheets, letters of interest, correspondence (including e-mail) and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof.

        6.9    Assignment.    No party may assign either this Agreement or all or any portion of its rights, interests or obligations hereunder without the prior written consent of the other parties hereto; provided, however, that an assignment by Parent may be approved in writing on behalf of all Holders by Holders beneficially owning a majority of the capital stock of Parent then beneficially owned by all Holders (calculated on an as-converted to Parent Common Stock basis). Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

        6.10    Severability.    If any term or provision of this Agreement or the application of any such term or provision to any Person or circumstance is held by final judgment of a court of competent jurisdiction or arbiter to be invalid, illegal or unenforceable in any situation in any jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. If the final judgment of such court or arbitrator declares that any term or provision hereof is invalid, void or unenforceable, the parties agree to, as applicable, (a) reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or (b) replace any invalid, illegal or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the original intention of the invalid, illegal or unenforceable term or provision.

        6.11    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, except those such laws, the application of which would result in the application of the laws of any other jurisdiction.

        6.12    Dispute Resolution and Venue.    Subject to Section 6.14, any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity hereof, shall be determined by arbitration in the Borough of Manhattan, New York, New York before one arbitrator. The arbitration shall be administered by Judicial Arbitration and Mediation Services pursuant to its Comprehensive Arbitration Rules and Procedures, as modified in this Section.

          (a)   The arbitrator shall have the power to order hearings and meetings to be held in such place or places as he or she deems in the interests of reducing the total cost to the parties of the arbitration. The arbitration proceedings shall be conducted in English.

          (b)   The arbitrator shall have the power to order any remedy, including monetary damages, specific performance and all other forms of legal and equitable relief, except that the arbitrator shall not have the power to order punitive damages. The arbitrator may hear and rule on dispositive motions as part of the arbitration proceeding (e.g., motions for summary disposition).

          (c)   Each party shall be entitled to the timely production by the other party of relevant, non-privileged documents or copies thereof. If the parties are unable to agree on the scope and/or timing of such document production, the arbitrator shall have the power, upon application of any party, to make all appropriate orders for the production of documents by any party.

          (d)   Before the arbitrator establishes the facts of the case, each party shall be entitled to examine witnesses by deposition to provide non-privileged testimony that is relevant to the controversies, claims or disputes at issue. If the parties are unable to agree on the propriety, scope or timing of a deposition, the arbitrator, upon the application of any party, may make all appropriate orders in connection with a proposed deposition.

          (e)   The arbitrator's fees and the administrative expenses of the arbitration shall be paid equally by the parties. Each party to the arbitration shall pay its own costs and expenses (including attorney's fees) in connection with the arbitration.

          (f)    The award rendered by the arbitrator shall be final and binding on the parties. The award rendered by the arbitrator may be entered into any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be. Such court proceeding shall disclose only the minimum amount of information concerning the arbitration as is required to obtain such acceptance or order.

          (g)   Except as required by law, neither party may disclose the existence, contents or results of an arbitration brought in accordance with this Agreement, or the evidence produced by its opposing parties, or any analyses or summaries derived from such evidence.

          (h)   Each party to this Agreement hereby agrees that in connection with any such action process may be served in the same manner as notices may be delivered under Section 6.5 and irrevocably waives any defenses it may have to service in such manner.

          (i)    Each party to this Agreement hereby agrees that this Agreement does not preclude parties from seeking provisional remedies in aid of arbitration from (1) the Federal or Superior Courts located in Borough of Manhattan, New York, New York; or (2) the United States District Court for the Southern District of New York. For the purposes of this subparagraph, each of the parties hereto consents to submit itself to the personal jurisdiction of the courts described in the first sentence of this subparagraph, agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other application, agrees that it shall not bring any action relating to this Agreement or any of the transactions contemplated hereby in any other court, agrees that it shall not assert as a defense that such action may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and agrees that mailing of process or other papers in connection with any such actions in the manner provided in Section 6.5 (Notices) or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

        6.13    Time of Essence.    Each of the parties hereto hereby agrees that, with regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

        6.14    Enforcement.    The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms. Therefore, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled under this Agreement, at law or in equity.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first written above.

LECG Corporation
By:	Name: Title:

        IN WITNESS WHEREOF, the parties hereto have caused this Stockholder Agreement to be executed as of the date first above written.

HOLDER:
(Print Name of Holder)
(Signature)
(Print name and title if signing on behalf of an entity)
(Print Address)
(Print Address)

Holder to complete the following:

1.
If applicable, number of shares of Company beneficially owned by Holder at the consummation of the Merger:

                    shares of Common Stock
                    shares of Series A Preferred Stock
                    shares of Redeemable Preferred Stock

2.
Holder's location of principal residence or place of business:

3.
Accredited investor determination form (check all that apply to Holder):

    Holder is a natural person whose individual net worth, or joint net worth with Stockholder's spouse, exceeds $1,000,000.

    Holder is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with Holder's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

    Holder is an entity in which all of the equity owners are accredited investors.

    None of the above.

EXHIBIT A

FORM OF ADOPTION AGREEMENT

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned (the "Transferee") pursuant to the terms of that certain Stockholders Agreement, dated as of    •    , 2009 by and among LECG Corporation, a Delaware corporation ("Parent"), and certain of its stockholders (the "Agreement'). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. By the execution of this Adoption Agreement, the Transferee hereby agrees as follows:

  1.1
  Acknowledgment. Transferee acknowledges that Transferee is acquiring certain shares of capital stock of Parent (the "Stock"), subject to the terms and conditions of the Agreement.

  1.2
  Agreement. Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement as a "Holder" thereunder and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a party thereto.

  1.3
  Notice. Any notice required or permitted by the Agreement shall be given to transferee at the address listed beside Transferee's signature below.

        EXECUTED AND DATED this                        day of                                    ,                                     .

TRANSFEREE
By:
Print Name:
Address:

Fax:
Accepted and Agreed:
LECG Corporation
By:
Name:
Title:

QuickLinks

  Exhibit 99.1